STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Agreement") is entered into this 28th day of January, 2000 by and between LEXON, INC., an Oklahoma corporation ("LEXON"), and UTEK Corporation, a Florida corporation ("UTEK") with respect to CANCER DIAGNOSTICS, INC., a Florida corporation ("CDI"),

         WHEREAS, UTEK is the sole shareholder of CDI; and

         WHEREAS, Dr. Jeffrey Strovel and Dr. Judith Stamberg are the inventors of and Dr. Ed Highsmith, PhD, is the project leader of a team of researchers at the University of Maryland, Baltimore ("UM") that is developing a new proprietary blood screen test, technology and related processes for the identification of Telomerase Assay as a marker for lung and perhaps other forms of cancer ("Invention") covered by US Provisional Patent Application Nos. 60/074,793; 09/250,336 and 99/03302, each of which is dated February 16,1999
("Patent Applications"), the ownership thereof having been assigned to the UM as described more precisely in Schedule 2.01(i); and

         WHEREAS, CDI and UM have entered into an Exclusive License Agreement ("License") which will grants CDI the exclusive worldwide right to manufacture, market and commercialize products covered by the Invention attached hereto as
Schedule 2.01(e)(5) hereto and which is full force and effect; and

         WHEREAS,  CDI and UM have enter  into a  Sponsored  Research  Agreement
("Research Agreement") which provides for the funding of certain continued research, development and completion of an ELISA based blood screening test which will detect and measure to presence of the Telomerase Assay and related research which is attached hereto as Schedule 2.01(e)(6) and which is full force and effect; and

         WHEREAS, UTEK desires to sell and LEXON desires to purchase all the issued and outstanding shares of equity securities of CDI in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                           PURCHASE AND SALE OF SHARES


         1.01. Purchase and Sale of the Shares. Upon execution of this Agreement, LEXON purchases and UTEK sells, transfers, conveys and delivers to LEXON certificates representing all of the issued and outstanding shares of equity securities of CDI, duly endorsed for transfer to LEXON in exchange for the Purchase Price. The certificates representing the Shares shall be executed for transfer to LEXON or in blank and delivered to the Escrow Agent in accordance with the terms and conditions of the Pledge Agreemend as defined in Paragraph 1.02 below.

         1.02. Purchase Price. The purchase price for the Shares is $200,000, payable $50,000 in cash upon execution of this Agreement and $150,000 in 3 equal principal installments of $50,000 each, payable on or before April 30, 2000, May 31, 2000 and June 30, 2000 in accordance with the terms of the Promissory Note (" Note") which is attached hereto as Schedule 1.02(a) and delivered by LEXON upon the execution of this Agreement. The Note is secured by a Pledge of the Shares pursuant to the Pledge and Security Agreement ("Pledge Agreement") which is attached hereto as Schedule 1.02(b) and pursuant to which the Shares will be held in escrow by Sam Reiber, Esquire, as Escrow Agent, and delivered to LEXON upon full payment of the Purchase Price. LEXON shall be entitled to all rights as a shareholder of CDI while the Shares are pledged and the Note is not in default in accordance with the Pledge Agreement.

         1.03. Directors and Officers of CDI. Effective upon execution of this Agreement, all the officers and directors of CDI shall be deemed to have resigned; Gifford Mabie, Thomas Coughlin, and Rhonda Vincent shall be elected directors of CDI ; and Gifford Mabie shall be elected President of CDI, Thomas Coughlin shall be elected Vice President of CDI, Rhonda Vincent shall be elected Vice President, Treasurer and Secretaryof CDI, and Frederick K. Slicker shall be elected Vice President and Assistant Secretary of CDI.

         1.04. Cancellation of Merger Agreement. Each of the parties acknowledges and agrees that the execution of this Agreement and the closing of the purchase and sale of the Shares of CDI hereunder terminates the rights, duties, liabilities and obligations of the parties under that certain Agreement and Plan of Merger dated August 5, 1999 ("Merger Agreement") for all purposes and that this Merger Agreement shall be null and void. LEXON agrees to execute the Release attached hereto as Schedule 1.04.

         1.05 Cancellation of the UTEK Consulting Agreement. Each of the parties acknowledges and agrees that the execution of this Agreement and the closing of the purchase and sale of the Shares of CDI hereunder terminates the rights, duties, liabilities and obligations of the parties under that certain Consulting Agreement dated August 4, 1999 ("UTEK Consulting Agreement").

         1.06 Indemnification. LEXON and CDI each agrees to indemnify UTEK and all its directors, officers and representatives to the full extent of the law for actions taken and omitted by CDI from and after the execution of this Agreement reason of their good faith efforts for and on behalf of CDI, including but not limited to all payments, duties and liabilities of CDI under the Research Agreement and the License as set forth therein.

         1.04. Closing. The Closing will take place upon execution of this Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.01. General Representations and Warranties of UTEK. UTEK represents and warrants to LEXON that the facts set forth below are true and correct:

         (a) Organization. CDI is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, is qualified to do business as a foreign corporation in each other jurisdiction in which the conduct of its business or the ownership of its properties require such qualification, and has all requisite power and authority to conduct CDI's business and operate properties.

         (b) Authorization. The execution of this Agreement and the consummation of the other transactions contemplated hereby have been duly authorized by the Board of Directors and Shareholders of UTEK; no other corporate action on its part is necessary in order to execute, deliver, consummate and perform its obligations hereunder; and UTEK has all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

         (c) Capitalization. The authorized capital of CDI consists of 1,000 shares of common stock, no par value per share; at the date hereof and at the Closing 1,000 shares of its common stock are issued and outstanding and owned by UTEK, and no shares are held in CDI's treasury. All issued and outstanding shares of common stock of CDI have been duly and validly issued, are fully paid and non-assessable shares and have not been issued in violation of any preemptive or other rights of any other person or any applicable laws. There are no outstanding options, warrants, commitments, calls or other rights or agreements requiring it to issue any shares of CDI common stock or securities convertible into shares of the common stock of CDI to anyone for any reason whatsoever.

         (d) Ownership of the Shares. The Shares are owned of record and beneficially by UTEK, free and clear of all liens, claims, encumbrances, and rights of any other person or entity of any kind, character or description.

         (e)  Binding   Effect.   The  execution,   delivery,   performance  and
consummation of the transactions contemplated hereby does not violate any obligation of UTEK; and this Agreement constitutes a legal, valid and binding obligation of UTEK, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

         (e) Litigation Relating to this Agreement. There are no suits, actions or proceedings pending against CDI or UTEK or, to the knowledge of UTEK, threatened which seek to enjoin the transactions contemplated by this Agreement or which, if adversely decided,  would have a materially  adverse  effect on the  business,  results of operations, assets, prospects of CDI or upon the Patents, the Patent Applications, the License, or the Research Agreement.

         (f) No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by UTEK with the terms or provisions hereof will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, the corporate charter or bylaws of CDI, the Patent Applications, the License, the Research Agreement, or any agreement, contract, instrument, order, judgment or decree to which either UTEK or CDI is a party or by which UTEK or CDI or any of their respective assets are bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects the Shares or the assets or business or business of CDI.

         (g) Consents. No consent from or approval of any court, governmental entity or any other person is necessary in connection with execution and delivery of this Agreement by UTEK or CDI or performance of the obligations of UTEK hereunder or under any other agreement to which either CDI or UTEK is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person or result in the modification, cancellation, termination or other change in the Patent Applications, the License, the Research Agreement or any other material right, privilege, license or agreement relating to CDI or its assets or business.

         (h) Title to Assets. CDI has good and marketable title to its assets (tangible and intangible), free and clear of all liens, claims, charges, mortgages, options, restrictions, security agreements and other encumbrances of every kind or nature whatsoever, including the duly executed and delivered License and Research Agreement.

         (e)    The Patent Applications, the License and the Research Agreement.

                    (1) To the best knowledge of UTEK, the Patent Applications listed in Schedule 2.01(i) are pending and are being prosecuted in good faith with diligence; and

                    (2) To the best knowledge of UTEK, without having made an independent inquiry, the Invention does not and will not infringe the intellectual or other rights of another. This representation is not a representation that there are no infringing intellectual rights of any other but is a representation only that UTEK has no knowledge thereof; and LEXON acknowledges that neither UTEK nor CDI has conducted an independent investigation to determine whether the Invention infringes the rights of any other party or that the Invention itself is useful or marketable; and

                    (3) The Invention is owned by UM, and UM has all right, power, authority, ownership and entitlement to file, prosecute and maintain in effect the Patents and Patent Applications with respect to the Invention listed in
                         Schedule 2.01(i) hereto and to grant the License to CDI; and

                    (4) Dr. Jeffrey Strovel and Dr. Judith Stamburg are the only Inventors of the Invention; and each has assigned all of his and her rights, titles and interests in the Invention to UM; and

                    (5) The License is in full force and effect and is legal, valid, binding and enforceable in accordance with its terms; and

                    (6) The Research Agreement is in full force and effect and is legal, valid, binding and enforceable in accordance with its terms.

         (j) Liabilities of CDI. CDI has no assets, no liabilities of any kind, character or description except those created by the License or the Research Agreement. LEXON will not have any liabilities be reason of it ownership of the Shares, except for the liabilities of LEXON to UTEK hereunder and under the License and the Research Agreement.

         (k) Condition of Tangible Assets. All of the tangible assets of CDI have been operated in accordance with customary operating practices generally acceptable in its industry to which and have been maintained and are in good working order and repair in the ordinary course of business, subject only to reasonable and ordinary wear and tear.

         (l) Financial Statements. The unaudited financial statements of CDI attached as Schedule 2.01(l) present fairly its financial position and the results of its operations on the dates and for the periods shown therein. There are no outstanding obligations or liabilities of CDI, except as specifically set forth in the CDI financial statements, the License and the Research Agreement.

         (m) Taxes. All returns, reports, statements and other similar filings required to be filed by CDI with respect to any federal, state, local or foreign taxes, assessments, interests, penalties, deficiencies, fees and other governmental charges or impositions have been timely filed with the appropriate governmental agencies in all jurisdictions in which such tax returns are required to be filed; all such tax returns properly reflect all liabilities of CDI for taxes for the periods, property or events covered thereby; and all taxes, whether or not reflected on those tax returns, and all taxes claimed to be due from CDI by any taxing authority, have been properly paid, except to the extent contested in good faith by appropriate proceedings and reserves have been established in its financial statements to the full extent if the contest is adversely decided against it. CDI has not received any notice of assessment or proposed assessment in connection with any tax returns, CDI has not extended or waived the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any taxes. There are no tax liens (other than any lien which arises by operation of law for current taxes not yet due and payable) on any of its assets. There is no basis for any additional assessment of taxes, interest or penalties. CDI has made all deposits required by law to be made with respect to employees' withholding and other employment taxes, including without limitation the portion of such deposits relating to taxes imposed upon CDI.

          (n) Absence of Certain Changes or Events. Since August 4, 1999, CDI has not:

               (i) Sold, encumbered, assigned or transferred any of its material assets or its interest in the Patents, the Patent Applications, the Research Agreement, the License or any other material asset; or

               (ii) Amended or terminated the License or the Research Agreement, except for the amendment dated September 25, 1999 and as otherwise specifically disclosed to LEXON: or

               (iii) Suffered any material damage, destruction or loss; or

               (iv) Received  notice or has  knowledge of any  material  adverse effect on the Patents, the Patent Applications, the Research Agreement or the License or any other material asset or liability of CDI; or

               (v) Made any commitments or agreements for capital expenditures by CDI; or

               (vi) Entered into any  transaction  or made any commitment of CDI not disclosed to LEXON; or

               (vii)Agreed  to  take  any of  the  actions  set  forth  in  this paragraph.

         (o) Material Contracts. A complete and accurate copy of all material agreements, contracts and commitments of CDI has been provided to LEXON and such agreements as amended are in full force and effect. In addition:

               (i) There are no outstanding unpaid promissory notes, mortgages, indentures, deeds of trust, security agreements and other agreements and instruments relating to the borrowing of money by or any extension of credit to CDI; and

               (ii) There  are  no  outstanding  operating   agreements,   lease
                    agreements or similar agreements by which CDI is bound; and

               (iii)The  complete   and   executed   License  and  the  Research
                    Agreement and the Patent Applications with all schedules, exhibits and amendments related thereto and all material correspondence with the patent authorities relating thereto have been provided to LEXON; and

               (iv) There are no  outstanding  licenses to or from others of any intellectual property and trade names; and

               (v) There are no outstanding contracts or commitments to sell, lease or otherwise dispose of any of the property of CDI.

         (p) Compliance with Laws. CDI is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local governmental body or agency relating to its business and operations.

         (q) Litigation. There is no suit or action or any arbitration, administrative, legal or other proceeding of any kind or character, pending or threatened against CDI or the Patents, the Patent Applications, the License or the Research Agreement affecting CDI's assets or business, and there is no factual basis therefor.

         (r) Employees. CDI has no employees. CDI is not a party to or bound by any employment agreement or any collective bargaining agreement with respect to any of the employees.

         (s) Employee Benefit Plans. There are no employee benefit plans in effect, and there are no outstanding or unfunded liabilities to employees of CDI.

         (t) Books and Records. The books and records of CDI are complete and accurate in all material respects, present fairly its business and operations, have been maintained in accordance with good business practices, and accurately reflect in all material respects its business, financial condition and liabilities.

         (u) No Broker's Fees. Neither CDI nor UTEK has not incurred any finder's, broker's, investment banking, financial, advisory or other similar fees or obligations for which LEXON shall be liable.

         (v) Full Disclosure. All representations or warranties of UTEK are true, correct and complete in all material respects. No statement made by UTEK herein or in the exhibits and schedules hereto or any document delivered by UTEK or on its behalf to LEXON pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements therein not misleading in any material respect.

         Except as specifically set forth in this Agreement, UTEK and CDI make no representations and extend no warranties of any kind, either expressed or implied, including but not limited to warranties of merchantability, fitness for a particular purpose, non-infringement and validity of UM's Patent Rights as set forth in the documents referenced herein.

         2.02. General Representations and Warranties of LEXON. LEXON represents and warrants to UTEK that the facts set forth are true and correct:

         (a) Organization. LEXON is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma, is qualified to do business as a foreign corporation in each other jurisdiction in which the conduct of its business or the ownership of its properties require such qualification, and has all requisite power and authority to conduct its business and operate properties.

         (b) Authorization. The execution of this Agreement, the Note, and the Pledge Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors and Shareholders of LEXON; no other corporate action on its part is necessary in order to execute, deliver, consummate and perform its obligations hereunder; and it has all requisite corporate and other authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

         (c)  Binding   Effect.   The  execution,   delivery,   performance  and
consummation of the transactions contemplated hereby will not violate any obligation to which LEXON is a party and will not create a default hereunder; and this Agreement constitutes a legal, valid and binding obligation of LEXON, enforceable in accordance with its terms, except as the enforcement may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditor's rights generally and by the availability of injunctive relief, specific performance or other equitable remedies.

         (d) Litigation Relating to this Agreement. There are no suits, actions or proceedings pending or to its knowledge threatened which seek to enjoin the transactions contemplated by this Agreement or which, if adversely decided, would have a materially adverse effect on its business, results of operations, assets, prospects or the results of its operations of LEXON.

         (e) No Conflicting Agreements. Neither the execution and delivery of this Agreement nor the fulfillment of or compliance by LEXON with the terms or provisions hereof will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, its corporate charter or bylaws, or any agreement, contract, instrument, order, judgment or decree to which it is a party or by which it or any of the assets is bound, or violate any provision of any applicable law, rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects its assets or business.

         (f) Consents. No consent from or approval of any court, governmental entity or any other person is necessary in connection with its execution and delivery of this Agreement and performance of the obligations of LEXON hereunder or under any other agreement to which LEXON is a party; and the consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of any material right, privilege, license or agreement relating to LEXON or its assets or business.

         (g) Compliance with Laws. LEXON is in compliance with all applicable laws, rules, regulations and orders promulgated by any federal, state or local governmental body or agency relating to its business and operations. LEXON owns all franchises, licenses, permits, easements, rights, applications, filings, registration and other authorizations which are necessary for it to conduct business, all of which are valid and in full force and effect, and it is in full compliance therewith.

         (h) No Broker or Other Fees. LEXON has incurred no finder's, broker's, investment banking, financial, advisory or other similar fees in connection with this Agreement.

         (i) Full Disclosure. All representations or warranties of LEXON are true, correct and complete in all material respects. No statement made by LEXON herein or in the exhibits and schedules hereto or any document delivered by it or on its behalf to UTEK pursuant to this Agreement contains an untrue statement of material fact or omits to state all material facts necessary to make the statements therein not misleading in any material respect.

         2.03.  Investment   Representations  of  LEXON.  LEXON  represents  and
warrants to UTEK that it has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of an investment in the Shares. It is able to bear the economic risk of the investment in the Shares, including the risk of a total loss of the investment in the Shares. The acquisition of the Shares is for its own account and is for investment. Except as permitted by law, it has a no present intention of selling, transferring or otherwise disposing in any way of all or any portion of the Shares. All information that it has supplied to UTEK in connection with this Agreement is true and correct in all material respects. It acknowledges that an investment in the Shares involves a very high degree of risk. It has conducted all investigations and due diligence concerning CDI which it deems appropriate, and it has found all such information obtained fully acceptable. It is knowledgeable about the prospects, business, financial condition, operations and possible acquisitions of CDI. It has had an opportunity to ask questions of the officers and directors of CDI and UTEK concerning the Shares and the business and financial condition of and prospects for CDI, and the officers and directors of CDI and UTEK have adequately answered all questions asked and made all relevant information requested available to it. It understands and agrees that the following restrictions and limitations are applicable to the purchase, resale and distribution of the Shares pursuant to applicable securities laws.

                                   ARTICLE III
                                   ARBITRATION

                  In the event a dispute arises with respect to the interpretation or effect of this Agreement or concerning the rights or obligations of the parties hereto, the parties agree to negotiate in good faith with reasonable diligence in an effort to resolve the dispute in a mutually acceptable manner. Failing to reach a resolution thereof, either party shall have the right to submit the dispute to be settled by arbitration under the Commercial Rules of Arbitration of the American Arbitration Association. The parties agree that all arbitrations shall be conducted in Tampa, Florida, unless the parties mutually agree to the contrary. The cost of arbitration shall be borne by the party against whom the award is rendered or, if in the interest of fairness, as allocated in accordance with the judgment of the arbitrators. All awards in arbitration made in good faith and not infected with fraud or other misconduct shall be final and binding.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  No party may assign this Agreement or any right or obligation of it hereunder without the prior written consent of the other parties hereto. No permitted assignment shall relieve a party of its obligations under this Agreement without the separate written consent of the other parties. This Agreement shall be binding upon and enure to the benefit of the parties and their respective permitted successors and assigns. Each party agrees that it will comply with all applicable laws, rules and regulations in the execution and performance of its obligations under this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. This document constitutes a complete and entire agreement among the parties with reference to the subject matters set forth herein. No statement or agreement, oral or written, made prior to or at the execution hereof and no prior course of dealing or practice by either party shall vary or modify the terms set forth herein without the prior consent of the other parties hereto. This Agreement may be amended only by a written document signed by the parties. Notices or other communications required to be made in connection with this Agreement shall be delivered to the parties at the address set forth below or at such other address as may be changed from time to time by giving written notice to the other parties. This Agreement may be executed in multiple counterparts, each of which shall constitute one and a single Agreement.


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


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by a duly authorized officer this 28th day of January, 2000.

         LEXON, INC.                        UTEK CORPORATION

         By /s/ GIFFORD MABIE               By /s/ CLIFFORD GROSS
         Gifford Mabie, President           Clifford Gross, Chairman and CEO


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